SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                    FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 23, 1997

SYQUEST TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19674                                 94-2793941
(Commission File Number)      (IRS Employer Identification No.)


47071 Bayside Parkway, Fremont, California 94538
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (510) 226-4000


Not Applicable
(Former name or former address, if changed since last report.)

            INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.   Changes in Certifying Accountant.

            (a) During Registrant's two most recent fiscal years, Registrant engaged the accounting firm of Ernst & Young LLP ("E&Y") as the independent accountants to audit Registrant's financial statements. At a meeting on January 23, 1997, Registrant indicated that it was changing its independent accountants. E&Y confirmed its discontinuation of services to Registrant by letter dated January 24, 1997, and received by Registrant on January 27, 1997. On January 30, 1997, Registrant engaged (subject to final approval by Price Waterhouse LLP) the firm of Price Waterhouse LLP to act as its independent accountants for the 1997 fiscal year.

            (b) Registrant's decision to engage Price Waterhouse LLP as Registrant's independent accountants was concurred with by Registrant's Audit Committee and approved by its Board of Directors.

            (c) E&Y's reports on Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

            (d) During the two fiscal years ended September 30, 1996, and subsequent interim periods prior to January 23, 1997, there were no disagreements, as that term is used in paragraph
(a)(1)(iv) of Item 304 ("Item 304") of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC"), between Registrant and E&Y, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to refer thereto in their reports on Registrant's financial statements for such periods.

            (e) There has not occurred, during the two fiscal years ended September 30, 1996, or any subsequent interim period prior to January 23, 1997, any reportable events, as defined in paragraph
(a)(1)(v) of Item 304, with respect to E&Y, except as set forth in a letter from E&Y to Registrant's Audit Committee, dated December
11, 1996, which Registrant received on January 29, 1997, noting a material weakness in Registrant's internal control structure relative to the preparation of accurate financial statements in a timely fashion for Registrant's fiscal year ended September 30, 1996.

            (f) During the two fiscal years ended September 30, 1996, and the subsequent interim periods prior to January 23, 1997, Registrant did not consult Price Waterhouse LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Registrant's financial statements or regarding any matter that was either subject to a disagreement or a reportable event, as those terms are used in paragraphs (a)(1)(iv) and (a)(1)(v), respectively, of Item
304.

            (g) Registrant is filing the letter dated January 30, 1997, from E&Y addressed to the SEC, stating that it agrees with the statements herein.


Item 5.   Other Events

Registrant Files Lawsuit Against Nomai, S.A.

          On January 27, 1997, Registrant announced (in a press release erroneously dated January 27, 1996) that it has filed suit against Nomai, S.A. of Avranches, France, in Federal District Court in San Francisco, California, for patent, copyright, and trademark infringement as well as breach of contract and unfair competition. The lawsuit is also described in the press release attached hereto as Exhibit 99.1.


Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit No.                               Description

      16.1 Letter dated January 30, 1997, from E&Y to the SEC regarding change in certifying accountant.

      99.1                                Registrant's Press Release
                                          released January 27, 1997.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYQUEST TECHNOLOGY, INC.
                                          (Registrant)

Date: January 30, 1997                    By    /s/ Edwin L. Harper
                                                Edwin L. Harper
                                                President and Chief
                                                Executive Officer

                                                            Exhibit 16.1
January 30, 1997





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K dated January 30, 1997 of SyQuest Technology, Inc. and we are in agreement with the statements contained in the first and third sentence of paragraph (a), paragraphs (c), (d) and (e) therein. We have no basis to agree or disagree with the Registrant's statements in the second and fourth sentences of paragraph (a) or as to when they received our client-auditor relationship termination letter, and paragraphs (b), (f) and (g).

Regarding the registrant's statement concerning the lack of internal control to prepare financial statements, included in the fifth paragraph of Item 4 therein, we had considered such matter in determining the nature, timing and extent of procedures performed in our audit of the registrant's 1996 financial statements.



                                          Very truly yours,



                                          /s/ Ernst & Young LLP

                                                            Exhibit 99.1
      Contacts:
      Richard Cline                             Henry Montgomery
      Miller/Shandwick Technologies             Chief Financial Officer
      415/962-9550                              SyQuest Technology, Inc.
      rcline@miller.shandwick.com               510/226-4000

      For Immediate Release:

                  SYQUEST FILES LAWSUIT AGAINST NOMAI, S.A.

                        Alleges that French Firm Sold
                  or Distributed Proprietary Cartridges

FREMONT, Calif., Jan. 27, 1996 -- SyQuest Technology, Inc.
(NASDAQ:SYQT) today announced that it has filed suit against Nomai, S.A. of Avranches, France, in Federal District Court in San
Francisco for patent, copyright, and trademark infringement as well as breach of contract and unfair competition. Also named defendants with respect to the infringement and unfair competition claims were Electronique d2, a French distributor of Nomai products, and its U.S. affiliate, LaCie Ltd.

      The suit alleges that Nomai attempted to capitalize on SyQuest's innovation and technological leadership through the unauthorized sale and/or distribution in the United States of proprietary 3-1/2 inch and 5-1/4 inch replacement cartridges for SyQuest removable disk drives.

      In November 1996, SyQuest abandoned previously announced plans to acquire Nomai when the majority shareholders of the French firm attempted to radically alter the terms of the acquisition as set forth in a letter of intent that they had signed five days before. The lawsuit includes a claim for damages of at least $2 million for breach of contract arising from alleged breaches of the letter of intent.

      "SyQuest has established itself as a leader in the removable cartridge hard drive industry, with an installed base of over three million drives and 18 million cartridges," said Ed Marinaro, chairman. "In so doing, our Company has invested substantial amounts of time and money in R&D and in establishing its intellectual property portfolio. We will take all steps necessary to protect SyQuest's investments, and those of our shareholders, from companies that would infringe our intellectual property rights."

About SyQuest

      SyQuest Technology, Inc. is headquartered in Fremont,
California, and maintains manufacturing plants in Fremont, Calif., and Penang, Malaysia, with additional facilities in Colorado, California, Europe and Asia. The company offers removable cartridge hard drives for Apple, Windows, MS-DOS, PC-DOS, UNIX, SGI and Sun OS platforms. SyQuest (SYQT) is publicly traded on NASDAQ's National Market System. See SyQuest on the World Wide Web at http://www.syquest.com.






This news release contains forward-looking statements that involve risks and uncertainties, including competition in the marketplace for the Company's products and other risks detailed from time to time in the reports filed by SyQuest with the SEC, including the reports an Forms 10-Q and 10-K.



SyQuest and the SyQuest logo are registered trademarks of SyQuest
Technology, Inc. All other brands or tradenames are the property of their respective companies.